                                                                    EXHIBIT 99.1


                        [FORM OF LETTER OF TRANSMITTAL]

                             CEDAR BRAKES II, L.L.C.

                              LETTER OF TRANSMITTAL

                                       FOR

                            TENDER OF ALL OUTSTANDING
                  9.875% SERIES A SENIOR SECURED BONDS DUE 2013
                                 IN EXCHANGE FOR
                  9.875% SERIES B SENIOR SECURED BONDS DUE 2013
                       THAT HAVE BEEN REGISTERED UNDER THE
                             SECURITIES ACT OF 1933

        ----------------------------------------------------------------
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
         ON [         ], 2002, UNLESS EXTENDED (THE "EXPIRATION DATE").
                      TENDERS IN THE EXCHANGE OFFER MAY BE
          WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
                             ON THE EXPIRATION DATE.
        ----------------------------------------------------------------

                         Deliver to the Exchange Agent:

                              BANKERS TRUST COMPANY

                                    By Mail:

                           BT Services Tennessee, Inc.
                               Reorganization Unit
                                 P.O. Box 292737
                         Nashville, Tennessee 37229-2737

By Registered or Certified Mail
      or Overnight Courier                      By Hand in New York:

 BT Services Tennessee, Inc.                   Bankers Trust Company
Corporate Trust & Agency Group     C/O The Depository Trust Clearing Corporation
     Reorganization Unit                     55 Water Street, 1st Floor
   648 Grassmere Park Road                     Jeanette Park Entrance
  Nashville, Tennessee 37211                  New York, New York 10041
        (615) 835-3572

                           By Facsimile Transmission:
                        (for Eligible Institutions Only)

                                 (615) 835-3701

                              Confirm by Telephone:

                                 (615) 835-3572

                                   ---------

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned hereby acknowledges receipt and review of the
prospectus dated [         ], 2002 of Cedar Brakes II, L.L.C. ("Cedar Brakes"),
a Delaware limited liability company, and this Letter of Transmittal, which together describe the offer of Cedar Brakes (the "exchange offer") to exchange Cedar Brakes' 9.875% Series B Senior Secured Bonds due 2013 (the "Series B bonds"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the prospectus is a part, for a like principal amount of Cedar Brakes' issued and outstanding 9.875% Series A Senior Secured Bonds due 2013 (the "Series A bonds"). Certain terms used but not defined herein have the respective meanings given to them in the prospectus.

         Cedar Brakes reserves the right, at any time or from time to time, to extend the exchange offer at its discretion, in which event the term "expiration date" shall mean the latest date to which the exchange offer is extended. Cedar Brakes shall give notice of any extension by giving oral, confirmed in writing, or written notice to the exchange agent and by making a public announcement by press release to the Dow Jones News Service prior to 9:00 a.m., New York City time, on the first business day after the previously scheduled expiration date. The term "business day" shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

         This Letter of Transmittal is to be used by a holder of Series A bonds if original Series A bonds, if available, are to be forwarded herewith or an agent's message (as defined in the Prospectus) is to be used if delivery of Series A bonds is to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company (the "book-entry transfer facility") pursuant to the procedures set forth in the prospectus under the caption "The Exchange Offer -- Procedures for Tendering Series A Bonds." Holders of Series A bonds whose Series A bonds are not immediately available, or who are unable to deliver their Series A bonds and all other documents required by this Letter of Transmittal to the exchange agent on or prior to the expiration date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Series A bonds according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer -- Procedures for Tendering Series A Bonds -- Guaranteed Delivery." See Instruction
2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the exchange agent.

         The term "holder" with respect to the exchange offer means any person in whose name Series A bonds are registered on the books of Cedar Brakes or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer. Holders who wish to tender their Series A bonds must complete this Letter of Transmittal in its entirety.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the Series A bonds to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

---------------------------------------------------------------------------------------------------------
                           DESCRIPTION OF SERIES A BONDS TENDERED
---------------------------------------------------------------------------------------------------------
                                                                      TENDERED
                                                                  SERIES A BOND(S)
                                               ---------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED
 OLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON       PRINCIPAL                                     AGGREGATE
             SERIES A BONDS.                   REPRESENTED      PRINCIPAL     REGISTERED       AMOUNT
       (PLEASE FILL IN, IF BLANK).              TENDERED**        AMOUNT      NUMBERS(S)*     BY BOND(S)
------------------------------------------     ------------     ---------     -----------     ----------

                                               ------------     ---------     -----------     ----------

                                               ------------     ---------     -----------     ----------

                                               ------------     ---------     -----------     ----------

                                               ------------     ---------     -----------     ----------

------------------------------------------     ------------     ---------     -----------     ----------

 *       Need not be completed by book-entry holders.

**       Unless otherwise indicated, any tendering holder of Series A bonds will be deemed to have tendered the entire aggregate principal amount represented by such Series A bonds. All tenders will be accepted only in minimum denominations equal to $100,000 or integral multiples of $1,000 in excess thereof.

[  ]     CHECK HERE IF TENDERED SERIES A BONDS ARE ENCLOSED HEREWITH.

[  ]     CHECK HERE IF TENDERED SERIES A BONDS ARE BEING DELIVERED BY
BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:
                              --------------------------------------------------

Account Number:
               -----------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------

[ ]      CHECK HERE IF TENDERED SERIES A BONDS ARE BEING DELIVERED PURSUANT TO
A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of registered holder(s) of Series A bonds:
                                                   -----------------------------

Date of execution of Notice of Guaranteed Delivery:
                                                    ----------------------------
Window ticket number (if available):
                                     -------------------------------------------

Name of eligible institution that guaranteed delivery:
                                                       -------------------------

Account number (if delivered by book-entry transfer):
                                                     ---------------------------

[ ]      CHECK HERE IF YOU ARE BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:
      -------------------------------------------------

Address:
         ----------------------------------------------

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to Cedar Brakes for exchange the principal amount of Series A bonds indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Series A bonds tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to Cedar Brakes all right, title and interest in and to the Series A bonds tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of Cedar Brakes in connection with the exchange offer) with respect to the tendered Series A bonds with full power of substitution to:

    o deliver such Series A bonds, or transfer ownership of such Series A bonds on the account books maintained by the book-entry transfer facility, to Cedar Brakes and deliver all accompanying evidences of transfer and authenticity, and

    o present such Series A bonds for transfer on the books of Cedar Brakes and receive all benefits and otherwise exercise all rights of beneficial ownership of such Series A bonds,

all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Series A bonds tendered hereby and to acquire the Series B bonds issuable upon the exchange of such tendered Series A bonds, and that Cedar Brakes will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by Cedar Brakes.

         The undersigned acknowledge(s) that this exchange offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co. Inc., SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Mary Kay Cosmetics, Inc., SEC No-Action Letter (available June 5, 1991), that the Series B bonds issued in exchange for the Series A bonds pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Series A bonds exchanged for such Series B bonds directly from Cedar Brakes to resell pursuant to Rule 144A or any other available exemption under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Series B bonds are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such Series B bonds. The undersigned specifically represent(s) to Cedar Brakes that:

    o any Series B bonds acquired in exchange for Series A bonds tendered hereby are being acquired in the ordinary course of business of the person receiving such Series B bonds, whether or not the undersigned;

    o the undersigned is not participating in, and has no arrangement with any person to participate in, the distribution of Series B bonds;

    o neither the undersigned nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of Cedar Brakes or a broker-dealer tendering Series A bonds acquired directly from Cedar Brakes.

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Series B bonds. If the undersigned is a broker-dealer that will receive Series B bonds for its own account in exchange for Series A bonds that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Series B bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the exchange offer for the purpose of distributing the Series B bonds:

    o the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley Letter and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Series B bonds, in which case the registration statement must contain the selling security holder information required by Item 507 or
         Item 508, as applicable, of Regulation S-K of the SEC; and

    o a broker-dealer that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the registration agreement (including certain indemnification rights and obligations).

         The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Cedar Brakes to be necessary or desirable to complete the exchange, assignment and transfer of the Series A bonds tendered hereby, including the transfer of such Series A bonds on the account books maintained by the book-entry transfer facility.

         For purposes of the exchange offer, Cedar Brakes shall be deemed to have accepted for exchange validly tendered Series A bonds when, as and if Cedar Brakes gives oral or written notice thereof to the exchange agent. Any tendered Series A bonds that are not accepted for exchange pursuant to the exchange offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the expiration date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned acknowledges that the acceptance of properly tendered Series A bonds by Cedar Brakes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering Series A Bonds" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Cedar Brakes upon the terms and subject to the conditions of the exchange offer.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the Series B bonds issued in exchange for the Series A bonds accepted for exchange, and return any Series A bonds not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Series B bonds issued in exchange for the Series A bonds accepted for exchange and any Series A bonds not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Series B bonds issued in exchange for the Series A bonds accepted for exchange in the name(s) of, and return any Series A bonds not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that Cedar Brakes has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Series A bonds from the name of the registered holder(s) thereof if Cedar Brakes does not accept for exchange any of the Series A bonds so tendered for exchange.

--------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

        To be completed ONLY (i) if Series A bonds in a principal amount not tendered, or Series B bonds issued in exchange for Series A bonds accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Series A bonds tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at the book-entry transfer facility other than the account indicated above.

Issue Series B bonds and/or Series A bonds to:

Name:
     ------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

Address:
     ------------------------------------------------------------------

-----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

-----------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

    [ ] Credit unexchanged Series A bonds delivered by book-entry transfer to the book-entry transfer facility set forth below:

         Book-entry transfer facility account number:

                         (COMPLETE SUBSTITUTE FORM W-9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

        To be completed ONLY if Series A bonds in a principal amount not tendered, or Series B bonds issued in exchange for Series A bonds accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

Mail or deliver Series B bonds and/or Series A bonds to:

Name:
     ------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

Address:
     ------------------------------------------------------------------

-----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

-----------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

-----------------------------------------------------------------------


--------------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                    IMPORTANT
                 PLEASE SIGN HERE WHETHER OR NOT SERIES A BONDS
                      ARE BEING PHYSICALLY TENDERED HEREBY
           (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)


X
 ----------------------------------------------------------------------
X
 ----------------------------------------------------------------------
            (Signature(s) of Registered Holder(s) of Series A Bonds)


Dated:                               , 2002
      ------------------------------

     (The above lines must be signed by the registered holder(s) of Series A bonds as name(s) appear(s) on the Series A bonds or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Series A bonds to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by Cedar Brakes, submit evidence satisfactory to Cedar Brakes of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name:
     ------------------------------------------------------------------------
                             (Please Type or Print)

Capacity:
         --------------------------------------------------------------------

Address:
        ---------------------------------------------------------------------

-----------------------------------------------------------------------------
                                   (Include Zip Code)

Area Code and Telephone Number:
                               ----------------------------------------------

               SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 5)

Certain signatures must be guaranteed by an eligible institution.

Signature(s) guaranteed by an eligible institution:
                                                   --------------------------
                                                     (Authorized Signature)

-----------------------------------------------------------------------------
                                     (Title)

-----------------------------------------------------------------------------
                                 (Name of Firm)

-----------------------------------------------------------------------------
                           (Address, Include Zip Code)

-----------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated:                        , 2002
      ------------------------


--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

         1. Delivery of this Letter of Transmittal and Series A Bonds or Book-Entry Confirmations. All physically delivered Series A bonds or any confirmation of a book-entry transfer to the exchange agent's account at the book-entry transfer facility of Series A bonds tendered by book-entry transfer (a "book-entry confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or agent's message (as defined in the Prospectus), and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the expiration date. The method of delivery of the tendered Series A bonds, this Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent before the expiration date. No Letter of Transmittal or Series A bonds should be sent to Cedar Brakes.

         2. Guaranteed Delivery Procedures. Holders who wish to tender their Series A bonds and whose Series A bonds are not immediately available or who cannot deliver their Series A bonds, this Letter of Transmittal or any other documents required hereby to the exchange agent prior to the expiration date or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an agent's message (as defined in the Prospectus), must tender their Series A bonds according to the guaranteed delivery procedures set forth in the prospectus. Pursuant to such procedures:

         o such tender must be made by or through a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "eligible institution");

         o prior to the expiration date, the exchange agent must have received from the eligible institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Series A bonds, the registration number(s) of such Series A bonds and the total principal amount of Series A bonds tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the expiration date, this Letter of Transmittal (or facsimile hereof) together with the Series A bonds in proper form for transfer (or a book-entry confirmation) and any other documents required hereby, must be deposited by the eligible institution with the exchange agent within five business days after the expiration date; and

         o the certificates for all physically tendered shares of Series A bonds, in proper form for transfer (or book-entry confirmation, as the case may be) and all other documents required hereby are received by the exchange agent within five business days after the expiration date.

         Any holder of Series A bonds who wishes to tender Series A bonds pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the expiration date. Upon request of the exchange agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Series A bonds according to the guaranteed delivery procedures set forth above.

         See "The Exchange Offer -- Procedures for Tendering Series A Bonds -- Guaranteed Delivery" section of the prospectus.

         3. Tender by Holder. Only a holder of Series A bonds may tender such Series A bonds in the exchange offer. Any beneficial holder of Series A bonds who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Series A bonds, either make appropriate arrangements to register ownership of the Series A bonds in such holder's name or obtain a properly completed bond power from the registered holder.

     4. Partial Tenders. Tenders of Series A bonds will be accepted only in minimum denominations equal to $100,000 or integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Series A bonds is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Series A Bonds Tendered" above. The entire principal amount of Series A bonds delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Series A bonds is not tendered, then Series A bonds for the principal amount of Series A bonds not tendered and Series B bonds issued in exchange for any Series A bonds accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Series A bonds are accepted for exchange.

         5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Series A bonds tendered hereby, the signature must correspond with the name(s) as written on the face of the Series A bonds without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the book-entry transfer facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Series A bonds.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Series A bonds listed and tendered hereby and the Series B bonds issued in exchange therefor are to be issued (or any untendered principal amount of Series A bonds is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Series A bonds, nor provide a separate bond power. In any other case, such holder must either properly endorse the Series A bonds tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible institution.

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Series A bonds listed, such Series A bonds must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Series A bonds.

         If this Letter of Transmittal (or facsimile hereof) or any Series A bonds or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Cedar Brakes, evidence satisfactory to Cedar Brakes of their authority to act must be submitted with this Letter of Transmittal.

         Endorsements on Series A bonds or signatures on bond powers required by this Instruction 5 must be guaranteed by an eligible institution.

         No signature guarantee is required if:

         o this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Series A bonds tendered herein (or by a participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the tendered Series A bonds) and the Series B bonds are to be issued directly to such registered holder(s) (or, if signed by a participant in the book-entry transfer facility, deposited to such participant's account at such book-entry transfer facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Issuance Instructions" has been completed; or

         o such Series A bonds are tendered for the account of an eligible institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an eligible institution.

         6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which Series B bonds or substitute Series A bonds for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         7. Transfer Taxes. Cedar Brakes will pay all transfer taxes, if any, applicable to the exchange of Series A bonds pursuant to the exchange offer. If, however, Series B bonds or Series A bonds for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Series A bonds tendered hereby, or if tendered Series A bonds are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Series A bonds pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons ) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SERIES A BONDS LISTED IN THIS LETTER OF TRANSMITTAL.

         8. Tax Identification Number. Federal income tax law requires that a holder of any Series A bonds that are accepted for exchange must provide Cedar Brakes (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If Cedar Brakes is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that:

         o the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends; or

         o the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the Series A bonds are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

         Cedar Brakes reserves the right in its sole discretion to take whatever steps are necessary to comply with Cedar Brakes' obligations regarding backup withholding.

         9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Series A bonds will be determined by Cedar Brakes in its sole discretion, which determination will be final and binding. Cedar Brakes reserves the absolute right to reject any and all Series A bonds not properly tendered or any Series A bonds the acceptance of which would, in the opinion of Cedar Brakes or its counsel, be unlawful. Cedar Brakes also reserves the absolute right to waive any conditions of the exchange offer or defects or irregularities in tenders as to particular Series A bonds. The interpretation of the terms and conditions by Cedar Brakes of the exchange offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A bonds must be cured within such time as Cedar Brakes shall determine. Neither Cedar Brakes, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Series A bonds nor shall any of them incur any liability for failure to give such information.

         10. Waiver of Conditions. Cedar Brakes reserves the absolute right to waive, in whole or in part, any of the conditions to the exchange offer set forth in the prospectus.

         11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Series A bonds or transmittal of this Letter of Transmittal will be accepted.

         12. Mutilated, Lost, Stolen or Destroyed Series A Bonds. Any holder whose Series A bonds have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

         13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the prospectus or this Letter of Transmittal may be directed to the exchange agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

         14. Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE SERIES A BONDS DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

------------------------------------------------------------------------------------------------------------
SUBSTITUTE                   PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX
                                       AT THE RIGHT AND CERTIFY BY SIGNING AND
FORM W-9                               DATING BELOW.                              -------------------------
UNITED STATES DEPARTMENT                                                          Social Security Number(s)
OF THE TREASURY                                                                              or
INTERNAL REVENUE SERVICE
                                                                                  -------------------------
                                                                                  Employer Identification
                                                                                          Number

                             ------------------------------------------------------------------------------
PAYER'S REQUEST              PART 2-- Certification -- Under penalties
FOR TAXPAYER IDENTIFICATION  of perjury, I certify that:                                   PART 3 --
NUMBER ("TIN")
                             (1) The number shown on this form is my correct            Awaiting TIN
                             taxpayer identification number (or I am waiting
                             for a number to be issued to me), and                           [ ]

                             (2) I am not subject to backup withholding either
                             because I have not been notified by Internal
                             Revenue Service ("IRS") that I am subject to
                             backup withholding as a result of a failure to
                             report all interest or dividends or the IRS has
                             notified me that I am no longer subject to
                             backup withholding.
------------------------------------------------------------------------------------------------------------
                             CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.
------------------------------------------------------------------------------------------------------------

SIGNATURE                                                            DATE                             , 2002
          ---------------------------------------------                   ----------------------------


NAME (Please Print)
                    -----------------------------------

------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate United States Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer within 60 days, I will be subject to backup withholding tax of 31% of all reportable payments made to me thereafter until I provide a taxpayer identification number.

        Signature                                   Date               , 2002
                  ------------------------------        ---------------

        Name (Please Print)
                           ---------------------

                     CERTIFICATE FOR FOREIGN RECORD HOLDERS

--------------------------------------------------------------------------------



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